SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 12, 2002

                  FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                 (State or other jurisdiction of incorporation)

        0-14841                                          22-2476703
(Commission File Number)                    (IRS Employer Identification Number)

              One Franklin Plaza, Burlington, New Jersey 08016-4907
                    (Address of Principal Executive Offices)

                  Registrant's telephone number (609) 386-2500
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ITEM 5. OTHER EVENTS

            On September 12, 2002, Franklin Electronic Publishers, Incorporated announced that its Proximity Technology Division had extended by three years its licensing arrangement with Adobe Systems, Inc. for Proximity linguistic software.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits:

            99.1  Press release dated September 12, 2002.


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            SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FRANKLIN ELECTRONIC PUBLISHERS,
                                        INCORPORATED


                                        By: /s/ Gregory J. Winsky
                                            ------------------------------------
                                         Name:  Gregory J. Winsky
                                         Title: Executive Vice President

Date: September 13, 2002


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